UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2015 (the “Closing Date”), Pernix Building Group, LLC (“Pernix Building Group”), a wholly owned subsidiary of Pernix Group, Inc., completed the acquisition of all of the outstanding limited liability company interests (the “TBG Interests”) of KBR Building Group, LLC (the “TBG”) from BE&K, Inc., a subsidiary of  KBR, Inc. pursuant to the Membership Interest Purchase Agreement, dated June 4, 2015, by and between Pernix Building Group and BE&K, Inc. (the “Purchase Agreement”). TBG is a diversified construction management company providing complex construction management and design-build services for clients in a variety of industrial sectors.

The purchase price for the TBG Interests was $22.9 million, paid as of the Closing Date, including a $0.9 million working capital adjustment.  The purchase price is subject to a post-closing working capital adjustment.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is included as Exhibit 2.1 and is incorporated by reference into this Current Report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE

Pernix issued a press release announcing the acquisition of the TBG Interests on July 7, 2015.  A copy of Pernix’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, Pernix will file all financial statements required by this item by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

Pursuant to Item 9.01(b)(2) of Form 8-K, Pernix will file all pro forma financial information required by this item by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d) Exhibits.

Exhibit No.	Description
2.1 99.1

Membership Interest Purchase Agreement, dated June 4, 2015, by and between Pernix Building Group, LLC and BE&K, Inc., incorporated by reference to Exhibit 2.1 to Pernix’s Current Report on Form 8-K filed on June 10, 2015.

Press release dated July 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

	By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer
Dated: July 7, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1 99.1

Membership Interest Purchase Agreement, dated June 4, 2015, by and between Pernix Building Group, LLC and BE&K, Inc., incorporated by reference to Exhibit 2.1 to Pernix’s Current Report on Form 8-K filed on June 10, 2015.

Press release dated July 7, 2015.